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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 3, 2016


                      First Trust Dividend and Income Fund
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-22080                  39-2057966
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                        60187
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

First Trust Dividend and Income Fund (the "Fund") is filing herewith a press release issued on October 3, 2016, as Exhibit 99.1. The press release was issued by First Trust Advisors L.P. to report that at a joint special meeting of shareholders of the Fund and the shareholders of First Trust High Income Fund ("FTHI"), a series of First Trust Exchange-Traded Fund VI (the "Trust"), held on October 3, 2016, the shareholders of the Fund approved the Fund's merger with and into FTHI. At the same meeting, the shareholders of FTHI approved the issuance of FTHI shares in connection with the merger. As previously announced, the merger was approved by the Board of Trustees of each of the Fund and the Trust on March 18, 2016. The closing date of the merger is expected to occur as soon as reasonably practicable, but no later than October 31, 2016. Details regarding the meeting are contained in the press release included herein.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit
      Number        Description

      99.1          Press release of First Trust Advisors L.P. dated
                    October 3, 2016.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 3, 2016           FIRST TRUST DIVIDEND AND INCOME FUND

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                 EXHIBIT INDEX

      Exhibit
      Number        Description

      99.1          Press release of First Trust Advisors L.P. dated
                    October 3, 2016.